Leases	12 Months Ended
Dec. 31, 2021
Lessee Disclosure [Abstract]
Leases
NOTE 15 — Leases
The Company leases its facilities under
non-cancelable
operating leases, which expire at various dates through February 2022. Under the terms of the agreements, the Company is responsible for certain insurance and maintenance expenses. The Company records rent expense on a straight-line basis over the terms of the underlying leases. The difference between cash payments required and rent expense is recorded as amortization against outstanding lease liabilities and right of use assets. The Company’s leases and subleases do not include any variable lease payments, residual value guarantees, related-party leases, or restrictions or covenants that would limit or prevent the Company from exercising its right to obtain substantially all of the economic benefits from use of the respective assets during the lease term.
In May 2020, the Company amended an office lease for its headquarters in Seattle to reduce the square feet and the monthly payment to $75 per month effective August 1, 2020 and terminated the lease on March 31, 2021.
Operating lease cost for the year ended December 31, 2021 was $389. During the year ended December 31, 2020, the Company recognized rent expense of $1,582 on a straight-line basis over the lease period under the previous lease accounting standard. Operating cash flows used by operating leases for the years ended December 31, 2021 and 2020 were $225 and $1,282, respectively. The weighted-average remaining lease term was 0.25 years and the weighted-average discount rate was 8% as of December 31, 2020. Future lease payments were immaterial as of December 31, 2021.